UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2024

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

677 Washington Blvd, Suite 1100 Stamford, Connecticut	06901-3707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 905-2410

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange
2.875% Notes due 2024	PM24	New York Stock Exchange
2.875% Notes due 2024	PM24C	New York Stock Exchange
0.625% Notes due 2024	PM24B	New York Stock Exchange
3.250% Notes due 2024	PM24A	New York Stock Exchange
2.750% Notes due 2025	PM25	New York Stock Exchange
3.375% Notes due 2025	PM25A	New York Stock Exchange
2.750% Notes due 2026	PM26A	New York Stock Exchange
2.875% Notes due 2026	PM26	New York Stock Exchange
0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 13, 2024, Philip Morris International Inc. (“PMI”) issued $750,000,000 aggregate principal amount of its 4.750% Notes due 2027 (the “2027 Notes”), $1,000,000,000 aggregate principal amount of its 4.875% Notes due 2029 (the “2029 Notes”), $1,250,000,000 aggregate principal amount of its 5.125% Notes due 2031 (the “2031 Notes”) and $1,750,000,000 aggregate principal amount of its 5.250% Notes due 2034 (the “2034 Notes” and, together with the 2027 Notes, the 2029 Notes and the 2031 Notes, the “Notes”). The Notes were issued pursuant to an Indenture dated as of April 25, 2008, by and between PMI and HSBC Bank USA, National Association, as trustee.

In connection with the issuance of the Notes, on February 9, 2024, PMI entered into a Terms Agreement (the “Terms Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., Mizuho Securities USA LLC, BBVA Securities Inc., BofA Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., Santander US Capital Markets LLC, SMBC Nikko Securities America, Inc., Standard Chartered Bank, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which PMI agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of April 25, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

PMI has filed with the Securities and Exchange Commission a Prospectus dated February 10, 2023 and a Prospectus Supplement (the “Prospectus Supplement”) dated February 9, 2024 (Registration No. 333-269690) in connection with the public offering of the Notes.

PMI intends to add the net proceeds of the offering to its general funds, which may be used for general corporate purposes, to repay outstanding commercial paper, refinance its outstanding U.S. dollar denominated 2.875% Notes due 2024 or its outstanding euro denominated 2.875% Notes due 2024 or to meet its working capital requirements.

The Notes are subject to certain customary covenants, including limitations on PMI’s ability, with significant exceptions, to incur debt secured by liens and engage in sale/leaseback transactions. PMI may redeem the Notes, in whole or in part, at the applicable redemption prices described in the Prospectus Supplement, plus accrued and unpaid interest thereon to, but excluding, the applicable redemption date. PMI may also redeem all, but not part, of the Notes of each series upon the occurrence of specified tax events as described in the Prospectus Supplement.

Interest on the 2027 Notes is payable from February 13, 2024 semiannually in arrears on February 12 and August 12 of each year, commencing August 12, 2024, to holders of record on the preceding January 28 or July 28, as the case may be. Interest on the 2029 Notes is payable from February 13, 2024 semiannually in arrears on February 13 and August 13 of each year, commencing August 13, 2024, to holders of record on the preceding January 29 or July 29, as the case may be. Interest on the 2031 Notes is payable from February 13, 2024 semiannually in arrears on February 13 and August 13 of each year, commencing August 13, 2024, to holders of record on the preceding January 29 or July 29, as the case may be. Interest on the 2034 Notes is payable from February 13, 2024 semiannually in arrears on February 13 and August 13 of each year, commencing August 13, 2024, to holders of record on the preceding January 29 or July 29, as the case may be.

The 2027 Notes will mature on February 12, 2027, the 2029 Notes will mature on February 13, 2029, the 2031 Notes will mature on February 13, 2031 and the 2034 Notes will mature on February 13, 2034.

The Notes will be PMI’s senior unsecured obligations and will rank equally in right of payment with all of its existing and future senior unsecured indebtedness.

For a complete description of the terms and conditions of the Underwriting Agreement, the Terms Agreement and the Notes, please refer to such agreements and the form of Notes, each of which is incorporated herein by reference and is an exhibit to this report as Exhibits 1.1, 1.2, 4.1, 4.2, 4.3 and 4.4, respectively.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for PMI, for which they received or will receive customary fees and expenses. Certain of the Underwriters and their respective affiliates are lenders under PMI’s credit facilities. PMI and some of its subsidiaries may enter into foreign exchange and other derivative arrangements with certain of the Underwriters or their respective affiliates. In addition, certain of the Underwriters or their respective affiliates act as dealers in connection with PMI’s commercial paper programs.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2	Terms Agreement, dated February 9, 2024, among PMI and Barclays Capital Inc., Citigroup Global Markets Inc., Mizuho Securities USA LLC, BBVA Securities Inc., BofA Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., Santander US Capital Markets LLC, SMBC Nikko Securities America, Inc., Standard Chartered Bank, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Form of 4.750% Notes due 2027

4.2	Form of 4.875% Notes due 2029

4.3	Form of 5.125% Notes due 2031

4.4	Form of 5.250% Notes due 2034

5.1	Opinion of Hunton Andrews Kurth LLP

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document and contained in Exhibit 101)

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ DARLENE QUASHIE HENRY
Name:	Darlene Quashie Henry
Title:	Vice President, Associate General Counsel and Corporate Secretary

DATE: February 13, 2024